UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 25, 2022

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RED VIOLET, INC.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-38407 (Commission File Number)	82-2408531 (I.R.S. Employer Identification Number)

2650 North Military Trail, Suite 300, Boca Raton, FL 33431
(Address of principal executive offices) (Zip Code)

561-757-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDVT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2022, Red Violet, Inc. (the “Company”) held its Annual Meeting for 2022. At the Annual Meeting, the total number of shares represented in person or by proxy was 9,705,579 of the 13,523,067 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 12, 2022. The following matters were voted upon at the Annual Meeting:

1.
Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2023 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld	Broker Non-Vote

Derek Dubner	8,267,056	9,932	1,428,591

Peter Benz	8,140,108	136,880	1,428,591

Steven Rubin	5,182,606	3,094,382	1,428,591

Lisa Stanton	8,268,423	8,565	1,428,591

Robert Swayman	8,140,107	136,881	1,428,591

2.
Ratification of Independent Public Accounting Firm for 2022. The stockholders voted to ratify the appointment of Grant Thornton, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022. The stockholder vote was as follows:

For	Against	Abstain	Broker Non-Vote
9,705,185	309	85	0

3.
Amendment to Red Violet, Inc. 2018 Stock Incentive Plan (the “Plan"). The stockholders voted to approve an increase to the number of shares available for issuance under the Plan from 4,500,000 shares of Common Stock to 6,500,000 shares of Common Stock.

For	Against	Abstain	Broker Non-Vote
6,611,311	1,657,626	8,051	1,428,591

A summary of the Amendment to the Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2022 under “Proposal 3: Stock Incentive Plan Amendment Proposal,” which summary is incorporated herein by reference. A copy of the Amendment is filed as Exhibit 10.1 hereto and incorporated herein by reference.

4.
Say on Pay. The stockholders voted to approve, on an advisory basis, the Company’s named executive officers’ compensation for 2021, as described in the proxy statement for the Annual Meeting in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

For	Against	Abstain	Broker Non-Vote
6,583,838	1,690,157	2,993	1,428,591

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Amendment to Red Violet, Inc. 2018 Stock Incentive Plan+
104	Cover page Interactive Data File (embedded within the inline XBRL file).

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Violet, Inc.

Date: May 26, 2022	By:	/s/ Derek Dubner
Derek Dubner
Chief Executive Officer (Principal Executive Officer)